                                                         [Execution Counterpart]


                                 AMENDMENT NO. 9


                  AMENDMENT NO. 9 dated as of May 30, 1997, between UNITED RETAIL GROUP, INC. (the "Company"); each of the Subsidiaries of the Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Company, the "Obligors"); each of the lenders that is a signatory hereto identified under the caption "BANKS" on the signature pages hereto; and THE CHASE MANHATTAN BANK (successor in interest of The Chase Manhattan Bank, N.A.), as agent for the Banks (the "Agent") and as collateral agent for the Banks under the Credit Agreement and for itself under the Letter of Credit Agreement (the "Collateral Agent").

                  The Company, the Subsidiary Guarantors, the Banks, the Agent and the Collateral Agent are parties to a Credit Agreement dated as of February 24, 1992 (as heretofore amended, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) to be made by said Banks to the Company in an aggregate principal or face amount not exceeding $15,000,000.

                  The Company has requested the Banks to consent to certain amendments to the Credit Agreement, all on the terms and conditions set forth herein and, accordingly, the parties hereto agree as follows:

                  Section 1. Definitions. Terms defined in the Credit Agreement are used herein as defined therein unless amended hereby.

                  Section 2. Amendments. Subject to the execution and delivery hereof by the Company, each Subsidiary Guarantor, the Majority Banks and the Agent (and the payment to the Agent of an amendment fee in the amount of $10,000), but effective as of the date hereof, the Credit Agreement is hereby amended as follows:

                  A. Fixed Charges Ratio. Section 9.12 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "9.12 Fixed Charges Ratio. The Company will not permit the Fixed Charges Ratio on any date during the period from and including May 1, 1997 to and including July 5, 1997 to be less than .95 to 1, and will not permit the Fixed Charges Ratio on any other date on or after February 1, 1997 to be less than 1.0 to 1."




                       Amendment No. 9 to Credit Agreement

                  B. Cash Flow. Section 9.22 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "9.22 Cash Flow. The Company shall not permit the Cash Flow for the following respective periods to be less than the amounts indicated below opposite the respective periods:

                           Period                              Amount
                           ------                              ------
                  From December 1, 1996
                    through February 1, 1997                $ 1,000,000

                  January 5, 1997
                    through March 1, 1997                  ($ 9,000,000)

                  From February 2, 1997
                    through March 29, 1997                 ($ 1,500,000)

                  From March 2, 1997
                    through May 3, 1997                     $ 3,000,000

                  From March 30, 1997
                    through May 31, 1997                    $ 2,700,000

                  From May 4, 1997
                    through July 5, 1997                    $ 2,100,000

                  From June 1, 1997
                    through August 2, 1997                  $         0

                  From July 6, 1997
                    through August 30, 1997                ($ 4,500,000)

                  From August 3, 1997
                    through October 4, 1997                ($ 1,600,000)

                  From August 31, 1997
                    through November 1, 1997                $         0

                  From October 5, 1997
                    through November 29, 1997               $   500,000

                  From November 2, 1997
                    through January 3, 1998                 $ 8,000,000

                  From November 30, 1997
                    through January 31, 1998                $ 2,600,000".




                       Amendment No. 9 to Credit Agreement

                  Section 3. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 9 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 9 by signing any such counterpart. This Amendment No. 9 shall be governed by, and construed in accordance with, the law of the State of New York.




                       Amendment No. 9 to Credit Agreement

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 9 to be duly executed and delivered as of the day and year first above written.

UNITED RETAIL GROUP, INC.              THE CHASE MANHATTAN BANK,
                                         individually and as Agent
                                         and Collateral Agent


By  /s/  George Remeta                  By  /s/  Carol A. Ulmer
  -------------------------               -------------------------
  Name:  George Remeta                    Name:  Carol A. Ulmer
  Title: Vice Chairman                    Title: Vice President


                  Each of the Subsidiary Guarantors, by its signature below, hereby consents to the foregoing Amendment No. 9 for purposes of its Guarantee under Section 6 of the Credit Agreement and agrees that the obligations of the Company under the Credit Agreement, as amended by said Amendment No. 9, shall constitute "Guaranteed Obligations" for all purposes of said Section 6 and the Security Documents (as defined in the Credit Agreement).


                              SUBSIDIARY GUARANTORS


UNITED RETAIL HOLDING                   UNITED RETAIL INCORPORATED
  CORPORATION (formerly                   (formerly known as Sizes
  known as Sizes Unlimited                Unlimited, Inc.)
  Holding Corporation)


By  /s/  Kenneth P. Carroll             By  /s/  Kenneth P. Carroll
  -------------------------               -------------------------
  Name:  Kenneth P. Carroll               Name:  Kenneth P. Carroll
  Title: President                        Title: President


SMART SIZE, INC.                        UNITED RETAIL LOGISTICS
                                          OPERATIONS INCORPORATED
                                          (formerly known as Sizes
                                          Unlimited Florida, Inc.)


By  /s/  Kenneth P. Carroll             By  /s/  Kenneth P. Carroll
  -------------------------               -------------------------
  Name:  Kenneth P. Carroll               Name:  Kenneth P. Carroll
  Title: President                        Title: President




                       Amendment No. 9 to Credit Agreement

UNITED DISTRIBUTION                     THE AVENUE, INC.
  SERVICES,INC.


By  /s/  Kenneth P. Carroll             By  /s/  Barry Goldin
  -------------------------               -------------------------
  Name:  Kenneth P. Carroll               Name:  Barry Goldin
  Title: President                        Title: President




                       Amendment No. 9 to Credit Agreement